                                                                   Exhibit 10.15



                          CRUTTENDEN ROTH INCORPORATED
                               24 CORPORATE PLAZA
                         NEWPORT BEACH, CALIFORNIA 92660

                              CONSULTING AGREEMENT

                                                                   ______, 1999

Netgateway, Inc.
300 Oceangate, Suite 500
Long Beach, California  90802

Attn:      Mr. Keith Freadhoff
           Chairman of the Board and Chief Executive Officer

Dear Sirs:

         This will confirm the arrangements, terms and conditions pursuant to which Cruttenden Roth Incorporated (the "Consultant") has been retained to serve as consultant and advisor to Netgateway, Inc., a Delaware corporation (the "Company"'), for the term set forth in Section 3 below. The undersigned hereby agree to the following terms and conditions:

                  1. ENGAGEMENT. The Company hereby retains the Consultant to perform consulting and advisory services, and the Consultant hereby accepts such retention and agrees to do and perform consulting and advisory services, upon the terms and conditions set forth herein.

                  2. DUTIES OF THE CONSULTANT.

                           (a)      CONSULTING  SERVICES.  The  Consultant  will
provide such general financial consulting services and advice pertaining to the Company's business affairs (as further set forth below), as and when the Company may from time to time reasonably request upon reasonable notice. Without limiting the generality of the foregoing, the Consultant will assist the Company in developing, studying and evaluating financing and capital structure, mergers and acquisitions activity and corporate financing proposals, prepare reports and studies thereon when advisable, and assist in negotiations and discussions pertaining thereto.

                           (b)      FINANCING.  The  Consultant  will assist and
represent the Company in obtaining both short and long-term financing, when so requested by the Company in the Company's sole discretion. The Consultant will be entitled to additional compensation under such terms as may be agreed to by the parties in connection therewith.

                            (c)

WALL STREET LIAISON. The Consultant will, when appropriate, arrange meetings between representatives of the Company and individuals and financial institutions in the investment community, such as security analysts, portfolio managers and market makers.

         The services described in this Section 2 shall be rendered by the Consultant in consultation with the Company at such time and place and in such manner (whether by conference, telephone, letter or otherwise) as the Consultant and the Company may reasonably determine.

                  3. TERM. The term of this Agreement shall commence on the date hereof and continue for a period of two years from the date hereof (the "Term").

                  4. COMPENSATION. As compensation in full for the Consultant's services hereunder during the Term, the Company shall pay to the Consultant the sum of $______, which amount shall be paid at the closing of the public offering contemplated by the Underwriting Agreement, dated _______, 1999, between the Company and the Consultant, as representative of the Underwriters identified therein.

                  5. EXPENSES. The Company shall pay and reimburse the Consultant for all reasonable out-of-pocket expenses incurred by the Consultant and approved in advance in writing by the Company in the performance of its services under this Agreement.

                  6. RELATIONSHIP. Nothing herein shall constitute the Consultant as an employee or agent of the Company. Except as might hereinafter be expressly agreed, the Consultant shall not have the authority to obligate or commit the Company in any manner whatsoever.

                  7. CONFIDENTIALITY. Except in the course of the performance of its duties hereunder, and in such case, only upon express written consent of the Company, the Consultant agrees that it shall not disclose any trade secrets, know-how, or other proprietary information not in the public domain learned as a result of this Agreement unless and until such information becomes generally known or is in the public domain.

                  8. FINDER'S OR BROKER'S FEES. The Company acknowledges and agrees that, with the written agreement and at the request of the Company, the Consultant may act as a finder or financial consultant in various business transactions in which the Company or any of its subsidiaries may be involved, such as mergers, acquisitions, joint ventures or investments and that the Consultant may be entitled to receive a finder's fee or brokerage commission or other rights, profits or payments in connection with such transactions provided, however, that the Company and the Consultant have entered into an agreement prior thereto regarding the services to be performed by and the fee to be paid to the Consultant.

                  9. PERMITTED ACTIVITIES. Nothing contained in this Agreement shall limit or restrict the right of the Consultant or of any officer, director, shareholder, employee, agent or representative of the Consultant to be a partner, owner, director, officer, employee, agent or representative of, or engage in, any other business, whether of a similar nature or not, or limit or restrict the right of the Consultant to render services of any kind to any other corporation, firm, individual or other entity.

                  10. ASSIGNMENT AND TERMINATION. This Agreement shall not be assignable by any party except to a successor to all or substantially all of the business of either party without the prior written consent of the other party, which consent may be arbitrarily withheld by the party whose consent is required.

                  11. NOTICES. All notices hereunder shall be in writing and shall be validly given, made or served if in writing and delivered in person or when received by facsimile transmission, or five days after being sent first class certified or registered mail, postage prepaid or one day after being sent by nationally recognized overnight courier to the party for whom intended at the addresses as set forth above or at such other address as may be provided.

                  12. GOVERNING LAW; SUBMISSION TO JURISDICTION. This agreement shall be interpreted, construed, governed and enforced according to the laws of the State of California without giving effect to the conflicts of law rules thereof. The Company and the Consultant hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of California or of the United States of America in California, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company and the Consultant hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum and also hereby irrevocably waive any right or claim to trial by jury in connection with any such action, proceeding or claim.

                  13. AMENDMENTS. No amendment or modification of the terms or conditions of this Agreement shall be valid unless in writing and signed by the parties hereto.

                  14. INDEMNIFICATION. As a consultant for the Company, the Consultant must at times rely upon the information supplied to the Consultant by the Company's officers, directors, agents and employees as to accuracy and completeness. Therefore, the Company agrees to indemnify, hold harmless and defend the Consultant, its directors, officers, employees and agents from and against any and all claims, actions, proceedings, losses, liabilities, costs and expenses (including without limitation, reasonable attorneys' fees) incurred by any of them in connection with or as a result of any inaccuracy, incompleteness or omission of information given to the Consultant in writing by the Company's officers, directors, agents or employees in connection with the rendering of services by the Consultant requested by the Company hereunder.

                  15. COUNTERPARTS. This Agreement may be executed in one or more counterparts which, taken together, shall constitute one and the same instrument, and this Agreement shall become effective when one or more counterparts have been signed by each of the parties. It shall not be necessary in making proof of this Agreement or any counterpart hereof to account for more than one such counterpart.



                                              Very truly yours,

                                              CRUTTENDEN ROTH INCORPORATED




                                              By:
                                                     Name:
                                                     Title:
AGREED AND ACCEPTED:

NETGATEWAY, INC.


By:
      Keith Freadhoff
      Chairman of the Board, President and
      Chief Executive Officer